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                                                                    Exhibit 23.4

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of SFX Entertainment, Inc. of our report dated December 12, 1996, relating to the financial statements of Pavilion Partners, which appears in the Current Report on Form 8-K of SFX Entertainment, Inc. dated April 14, 1999.




/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP


Houston, Texas
October 6, 1999